UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statement

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a)	Resignation of Current Auditor

On November 15, 2021, J & S Associates of Kuala Lumpur, Malaysia resigned as the current auditor of Leet Technology Inc. (the “Company”).

The reports of J & S on our Company's financial statements for each of the two fiscal years ended December 31, 2020, and December 31, 2019 (as restated), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to our Company's ability to continue as a going concern for the fiscal year ended December 31, 2020.

In addition, during the fiscal years ended December 31, 2020, and December 31, 2019 (as restated), as well as during the subsequent interim periods preceding September 30, 2021, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between our Company and J & S with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of J & S, would have caused J & S to make reference to the subject matter of the disagreement in its reports on our Company's financial statements with respect to such periods.

Furthermore, no reportable events occurred within the periods covered by J & S's reports on our Company's financial statements, or subsequently up to the date of J & S’s resignation. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

Our Company has provided J & S with a copy of the foregoing disclosures, and has requested that J & S review such disclosures and provide a letter addressed to the Securities and Exchange Commission ("SEC") stating whether they agree with the statements made herein. Attached as Exhibit 16.1 is a copy of J & S’s letter addressed to the SEC relating to the statements made by our Company in this report on Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm

Effective November 18, 2021, our Company engaged Friedman LLP (“Friedman”) as our new independent registered public accounting firm. During the years ended December 31, 2020 and 2019, and through November 18, 2021, the date our Company engaged Friedman, our Company did not consult with Friedman regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29th, 2021, the Company has appointed Mr. Daniel Pacheco appointed as interim Chief Technology Officer. On November 17, 2021, the Company appointed Mr. Pacheco as permanent Chief Technology Officer.

Section 9

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Auditor Letter
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: November 18, 2021	By:	/s/ Ding Jung, LONG
Chief Executive Officer